INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement    [  ]     Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                POWERTRADER, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[  ]     Fee  computed  on  table  below per Exchange Act Rules  14a-6(i)(1) and
         0-11.

         1)    Title to each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any  part of the fee is  offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

                                POWERTRADER, INC.
                               5255 Orbitor Drive
                          Mississauga, Ontario L4W 4Y8

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on June 26, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of PowerTrader, Inc., a Delaware corporation (the "Company"), will be held on June 26, 2000 at 4:00 p.m. local time at the Wyndham Bristol Place Hotel, 950 Dixon Road, Mississauga, Ontario, Canada (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

         1. The election of three (3) Directors, each to serve the term applicable to such Director's class;

         2. An amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 23,000,000 to 248,000,000 shares;

         3. The ratification of the appointment of KPMG LLP as the Company's independent public accountants for the current fiscal year; and

         4. The transaction of such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.

         The Board of Directors has fixed the close of business on May 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1999, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

         All stockholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

         For the convenience of those stockholders unable to attend the Annual Meeting in person, the Malaspina Room, at The Waterfront Center Hotel, 900 Canada Place Way, Vancouver, British Columbia, Canada V6C 3L5, has been reserved at 1:00 p.m. Vancouver time on June 26, 2000, at which stockholders may participate by teleconference in any question and answer session that may be held after the Annual Meeting. AT SUCH LOCATION, STOCKHOLDERS WILL NOT BE ABLE TO PARTICIPATE IN ANY WAY IN THE ANNUAL MEETING, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO VOTING ON ANY MATTER PROPERLY PRESENTED AT THE ANNUAL MEETING, AND THEIR PRESENCE AT SUCH LOCATION SHALL NOT CONSTITUTE ATTENDANCE IN PERSON AT THE ANNUAL MEETING FOR ANY PURPOSE.

                                           By Order of the Board of Directors

                                               /s/ Stamos D. Katotakis
                                                 STAMOS D. KATOTAKIS
                                           President and Chief Executive Officer
Mississauga, Ontario
June 12, 2000

             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
           REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED
             PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

                                POWERTRADER, INC.
                               5255 Orbitor Drive
                          Mississauga, Ontario L4W 4Y8

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 26, 2000

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PowerTrader, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on June 26, 2000 at 4:00 p.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

The Annual Meeting will be held at the Wyndham Bristol Place Hotel, 950 Dixon Road, Mississauga, Ontario, Canada The Company's telephone number is (905) 629-8000.

The Notice of Meeting, this Proxy Statement, the enclosed proxy and the Company's Annual Report to Stockholders for the year ended June 30, 1999 are first being sent or given to stockholders entitled to vote at the Annual Meeting on or about June 12, 2000. The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-KSB for the year ended June 30, 1999, as filed with the Securities and Exchange Commission, without exhibits. Please address all such requests to the Company, 5255 Orbitor Drive, Mississauga, Ontario L4W4Y8, Attention: Stamos D. Katotakis. Exhibits will be provided upon written request and payment of an appropriate processing fee.

RECORD DATE

Stockholders of record at the close of business on May 10, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 22,383,115 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners".

REVOCABILITY OF PROXIES

A stockholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the persons named in the enclosed form of proxy, to-wit, Stamos D. Katotakis, George McCord, and Richard Bruno, or the one of them who acts, will vote in favor of the matters set forth in the accompanying Notice of Meeting. Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The holders of a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the proposed amendment of the Company's Amended and Restated Certificate of Incorporation, the appointment of auditors or on any issues requiring approval of a majority of the votes cast.

                        BENEFICIAL SECURITY OWNERSHIP OF
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

--------------------------------------------------------------------------------
                                                   SHARES          PERCENTAGE
5% STOCKHOLDERS,                                BENEFICIALLY      BENEFICIALLY
DIRECTORS AND OFFICERS                             OWNED(1)         OWNED(1)
--------------------------------------------------------------------------------
5% STOCKHOLDERS (2)
--------------------------------------------------------------------------------
   Financial Models Company Inc.
   5255 Orbitor Drive                           15,309,696              67%
   Mississauga, Ontario  L4W 4Y8
--------------------------------------------------------------------------------
DIRECTORS AND NAMED OFFICERS
--------------------------------------------------------------------------------

   Stamos D. Katotakis (3)                        50,000                 *

   George McCord (3)                              50,000                 *

   Richard Bruno (3)                              75,000                 *
--------------------------------------------------------------------------------
ALL DIRECTORS AND EXECUTIVE OFFICERS              175,000                *
AS A GROUP (3 persons) (4)
--------------------------------------------------------------------------------

*Less than 1%

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such powers) with respect to the shares shown as beneficially owned.

(2) Based on information provided to the Company by a representative of Financial Models Company Inc.

(3) Includes 50,000 options which are immediately exercisable that were granted on March 3, 2000 in connection with the Directors' Compensation Plan described herein. Mr. Bruno's shares are held by PRISM Interactive Corporation, of which, Mr. Bruno is the controlling shareholder. Each person's address is 5255 Orbitor Drive, Mississauga, Ontario L4W 4Y8.

(4)    Includes options held by Directors of the Company.


                            RECENT CHANGE OF CONTROL

On October 16, 1998 Financial Models Company Inc. ("FMC") purchased 14,000,000 shares of Common Stock from the Company in exchange for US$140,000, and purchased an additional 1,309,696 shares of Common Stock from a former executive officer of the Company in exchange for US$13,097. As a result, FMC holds approximately 67% of the issued and outstanding shares of Common Stock of the Company. FMC financed the acquisition of shares through general working capital.

In connection with the change of control, FMC entered into a short-term consulting arrangement with a former executive officer to assist in the transition of the Company's control to FMC.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's By-laws authorize a Board of Directors of not less than three and not more than nine Directors as fixed from time to time by vote of a majority of the entire Board of Directors. The Board of Directors is divided into Class I, Class II and Class III Directors. Each class has the same rights and privileges as the other classes. The Class I Directors will serve until the Annual Meeting of stockholders to be held in 2003, the Class II until 2001 and Class III until 2002, or until their respective successors are elected and/or appointed. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. Each of the nominees has indicated his willingness to serve, if elected; however, in the event that any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. The term of office of each person elected as a Director will continue for the applicable term of such Director's class or until a successor has been elected and qualified.

The name of and certain information regarding each nominee (who are also the executive officers of the Company) are set forth below.

                                                                        DIRECTOR
NAME OF NOMINEE           AGE         POSITION                            SINCE
--------------------------------------------------------------------------------

Stamos D. Katotakis        54      Chairman of the Board, President,      1998
Class I (term expires              Chief Executive Officer
in 2003)

George McCord              59      Director, Chief Information            1997
Class II (term expires             Officer
in 2001)

Richard Bruno              54      Director                               2000
Class III (term expires
in 2002)


Mr. Katotakis was a co-founder of Financial Models Company Inc. in 1976 and, since then, has served as its President and Chief Executive Officer. Mr. Katotakis is a member of the Board of Directors of Financial Models Company Inc.

Mr. McCord was elected as a Class I Director by the Board to fill a vacancy in June, 1997. For the last ten years Mr. McCord has acted as a principal in the Financial Markets Consulting Group, New York, N.Y. Prior to this he served for five years as Vice President-Information Systems Development at Instinet Corporation, New York, N.Y.

Dr. Bruno was elected as a Class III Director by the Board to fill a vacancy in March, 2000. Dr. Bruno is currently Chairman of PRISM Interactive Corporation, a multimedia licensing company, President of RBruno Consultants, a technology due diligence and interim management company, and a professor of Computer Science, Telecommunications and IT at DePaul University in Chicago. During the last eleven years he was the CEO/Founder of several successful multimillion-dollar startup companies, including Graphics Communications America Inc., Graphics Communication Technology Inc., Alliance Interactive Corporation and Digital Frontiers LLC. Prior to 1990 Dr. Bruno held various senior executive positions in corporate planning, technology management and R&D with Philips Electronics N.V. in Europe and the USA.

REQUIRED VOTE

The nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

BOARD AND COMMITTEE MEETINGS

The Board of Directors held a total of one meeting during fiscal 1999 for purposes of discussing the reorganization of the affairs of the Company. No incumbent Director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of the meetings of the Board of Directors held during fiscal 1999.

The Company currently has no committees of the Board of Directors.

COMPENSATION OF DIRECTORS

No Directors of the Corporation received any compensation for their services as Directors of the Company during the past fiscal year. The Company had been a party to a consulting agreement with Mr. McCord, entered on June 12, 1997 for a term of three years, whereby Mr. McCord agreed to act as the Chief Information Officer and a Director of the Company. Mr. McCord, exclusive of his obligations as a Director, agreed to provide the Company with up to 120 hours per month of telephonic or other advice and counsel regarding the Company's business in exchange for an annual fee of $88,800 and payment of 66.67% of all travel, accommodation and incidental expenses incurred with respect to travel. Mr. McCord was paid a total of Cdn$35,141.25 for services rendered between August and December, 1997. The agreement was terminated by mutual consent on December 31, 1997. As a result, the Company has paid no consulting fees to Mr. McCord during the past fiscal year.

The Company's current compensation package for its Directors provides that each Director will receive 50,000 options to purchase shares of Common Stock of the Company at fair market value upon election to the Board. Additionally, each Director will receive a further 10,000 options annually upon his/her anniversary of election to the Board. All options are exercisable at fair market value on the date of grant. In addition, each Director will receive an annual fee of $6,000 and will receive attendance fees for each meeting of the Board attended in person in the amount of $750. All travel, accommodation and incidental expenses incurred with respect to travel to attend Board meetings will be paid by the Company.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

Dr. Bruno has filed one Form 3, disclosing his initial relationship to the Company, although not timely filed.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows certain information regarding the compensation paid to Michael C. Withrow and Stamos D. Katotakis, both of whom served as Chief Executive Officer at different times during fiscal 1999. No other officer of the Company received total compensation in excess of $100,000 during fiscal 1999.


                           Summary Compensation Table

                                                                 Securities
Name and Principal                                Other Annual   Underlying     All Other
Position                Year  Salary($) Bonus($)  Compensation  Compensation  Compensation
------------------      ----  --------- --------  ------------  ------------  ------------

Stamos D. Katotakis(1)
President/Chief         1999       $ 0      ---         ---           ---           ---
Executive Officer

Michael C. Withrow(2)   1999   $21,833
President/Chief         1998   $87,333      ---         ---       350,000(3)(4)     ---
Executive Officer       1997   $62,693                            200,000


(1) Mr. Katotakis serves as President and Chief Executive Officer but currently does not receive any compensation.

(2) Mr. Withrow's employment by the Company, pursuant to the employment agreement, was terminated on October 16, 1998. The above amount represents the pro rata share due under this agreement until the date of termination of the agreement.

(3)    Includes  200,000 shares covered by an option that was repriced in fiscal
       1998.

(4) All options held by Mr. Withrow, directly or indirectly, were cancelled subsequent to FMC's acquisition of control in October, 1998.


                              CERTAIN TRANSACTIONS

From time to time the Company and PowerTrader Software Inc. have engaged in various transactions with the Company's Directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning transactions which have occurred in the past two years or which are currently proposed.

On February 26, 1996 Precision Investment Services Inc., the predecessor company to PowerTrader Software Inc., the Company's wholly owned subsidiary, entered into an agreement for the services of Michael C. Withrow. With the approval of the Company, this agreement was subsequently assigned to 458468 B.C. Limited, a company controlled by Mr. Withrow. Under the terms of the agreement Mr. Withrow was appointed President and was to (i) provide services related to the technical revision and development of the Company's products, (ii) direct the long term strategy of the Company and (iii) oversee the marketing of the Company's systems until development of a marketing plan. In return for his services Mr. Withrow received an annual compensation of $85,000 for the first two years and $92,000 for the third year. This Agreement was terminated on October 16, 1998.

On June 12, 1997 PowerTrader Software Inc. entered into a consulting agreement with George E. McCord to act as the Chief Information Officer and Director of the Company. Mr. McCord also became a Class I Director of the Company. Under the terms of the agreement Mr. McCord, in his capacity as Chief Information Officer, provided the Company with up to 120 hours per month of telephonic or other advice and counsel regarding the Company's business in exchange for an annual fee of $88,800, payment of 66.67% of all travel, accommodation and incidental expenses incurred with respect to travel and the right to receive a certain number of shares upon the first annual anniversary of the date of the agreement. Mr. McCord was paid a total of Cdn$35,141.25 for services rendered between August and December, 1997, and received no shares as a result of the agreement. The agreement was terminated by mutual consent on December 31, 1997. As a result, the Company has paid no consulting fees to Mr. McCord during the past fiscal year.

On September 17, 1997 the Company granted to Mr. McCord a non-qualified stock option covering 50,000 shares of the Company's Common Stock with an exercise price of $3.00. This option was repriced in January 1998 and was cancelled in March 2000.

On January 30, 1998 the Company granted a non-qualified stock option to 458468 B.C. Limited, a company controlled by Mr. Withrow, covering 150,000 shares of Common Stock with an exercise price of $0.35 per share. These options were cancelled on October 16, 1998 contemporaneously with FMC's acquiring control of the Company.

On October 16, 1998, the Company issued 14,000,000 shares of Common Stock to Financial Models Company Inc. ("FMC"), of which Mr. Katotakis is the President and Chief Executive Officer, at a price of $0.01 per share, which led to FMC becoming the largest controlling stockholder of the Company. In connection therewith the Company entered into an agreement with 458468 B.C. Limited, a company controlled by Mr. Withrow, a former officer and Director of the Company, for services. Under that agreement, 458468 B.C. Limited was paid a total of Cdn$5,616.98 for two months of services (inclusive of expenses and relevant taxes).

On February 28, 1999 the Company executed a Purchase Agreement for the sale of all its shares in PowerTrader Software Inc., its wholly owned subsidiary, to FMC for a price of Cdn$300,000 and a commitment to provide the source code for a prototype of DataMill ready for Beta testing as a commercial product by December 31, 1999. Completion of the transaction was conditioned upon the Company obtaining a Rectification Order ("the Order") pursuant to the Companies Act (British Columbia) to correct certain statutory irregularities in the conduct of PowerTrader Software Inc.'s business and affairs, including validation of the Share Exchange Agreement dated January 2, 1997 whereby shareholders of PowerTrader Software Inc. sold all the issued shares to the Company in return for shares in the Common Stock of the Company. The Order was obtained from the Supreme Court of British Columbia on May 3, 1999. Contemporaneously with the above transaction, PowerTrader Software Inc. granted all right, title and interest in its proprietary software and intellectual property to the Company.

The Board of Directors requires that all transactions between the Company and its Officers, Directors, principal stockholders and affiliates be approved by a majority of the independent and disinterested outside Directors and must be on terms no less favorable to the Company than could be obtained from an unaffiliated third party under similar circumstances.

           MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
              APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES

The Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") currently authorizes the issuance of 25,000,000 shares of capital stock, each having a par value of One Cent ($0.01) per share. Of such authorized shares, 23,000,000 shares are classified and designated as Common Stock, and 2,000,000 shares are classified and designated as Preferred Stock. On March 3, 2000 the Board of Directors unanimously adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 248,000,000 shares, having a par value of $0.01 per share. As of the Record Date the Company had 22,383,115 shares of Common Stock outstanding, and an aggregate of 750,000 shares of Common Stock reserved for future issuance in connection with the Company's stock option plan.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board of Directors has adopted resolutions setting forth the proposed amendment to sub-section (a) of Article Fourth of the Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Annual Meeting. The following is the text of sub-section (a) of Article Fourth of the Certificate of Incorporation as proposed to be amended:

         FOURTH: The aggregate number of shares of capital stock which the corporation shall have authority to issue is 250,000,000, each having a par value of One Cent ($0.01) per share. Of such authorized shares, 248,000,000 shares are hereby classified and designated as Common Stock and Two Million (2,000,000) shares are hereby classified and designated as Preferred Stock.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to give effect to the terms of the transactions entered into on October 16, 1998 with Financial Models Company Inc., of which Stamos Katotakis is a director and chief executive officer, as part of the reorganization of the Company. Pursuant to the terms of such transactions, Financial Models Company Inc. has the option to either request payment for the monies advanced or to convert all monies advanced to the Company for purposes of the reorganization from debt to shares of Common Stock, at the rate of one (1) share for each One Cent ($0.01) of cash advanced. Through March 31, 2000 Financial Models Company Inc. has advanced the sum of $432,184 to allow the Company to complete its reorganization. The current number of authorized shares of Common Stock that are not outstanding or reserved is not sufficient to enable the Company to issue such additional shares of Common Stock to retire this debt. Although there is no guarantee that Financial Models Company Inc. will request the conversion of debt to shares of Common Stock the Board believes that the increase in the number of authorized shares will provide the Company with the flexibility necessary to retire this debt without the necessity of expending cash or incurring the expense of a special stockholder meeting or having to defer issuing such shares until the next Annual Meeting. However, the issuance of further shares of Common Stock in satisfaction of the debt due Financial Models Company Inc. would increase the number of the Company's outstanding shares thereby diluting the interest of the existing stockholders in the Company.

As part of its consideration of the reorganization, the Company has contemplated the advisability of acquiring other companies or rights to products or strategic alliances with third parties (each a "Strategic Transaction") as part of its strategy to broaden its software solutions, services and expertise to financial institutions worldwide. In connection with this, the Company may wish to use shares of Common Stock to raise sufficient funding for, or as all or part of the consideration required to effect any Strategic Transaction. The Board believes that the proposed increase in its number of authorized shares of Common Stock is desirable to maintain the Company's flexibility in its ability to raise additional capital and in choosing the form of consideration to be used to fund a potential Strategic Transaction. The Board of Directors will make the determinations for future issuances of authorized shares of Common Stock, and such determinations will not require further action by the stockholders, unless required by law, regulation or stock market rule. While the Company from time to time considers potential Strategic Transactions that may require the issuance of shares of Common Stock and has had preliminary discussions with third parties regarding potential Strategic Transactions, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in any such Strategic Transaction. There can be no assurance that any such preliminary discussions will result in any Strategic Transaction.

The Board also believes that the advisability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's stockholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power in the Company.

In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to stockholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

The Board of Directors is not proposing this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

If this proposal is approved by the stockholders at the Annual Meeting, upon filing of the Amendment with the Secretary of State of the State of Delaware, the Company will have 248,000,000 authorized but unreserved shares of Common Stock.

Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current stockholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                 PROPOSAL NO. 3
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected KPMG LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2000. KPMG, which was initially engaged on August 1, 1999 has audited the Company's financial statements for the fiscal year ending June 30, 1999. A representative of KPMG is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of KPMG, the Board of Directors will reconsider the appointment of the independent accountants.

On August 1, 1999, the Company dismissed its former accountant in favour of KPMG. The decision to change accountants was recommended and approved by the Board of Directors of the Company. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP, AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


                              STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company by February 13, 2001 for inclusion in the Company's proxy statement and proxy relating to that Annual Meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

In addition, under the Securities and Exchange Commission's proxy rules, if a stockholder wishes to bring a proposal before the Annual Meeting of stockholders outside the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 45 days before the anniversary date of the day the proxy materials were first mailed for the prior year's Annual Meeting of stockholders, such notice will be untimely and any proxies received by the Board of Directors from the stockholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the stockholder submitting such proxies. Accordingly, any stockholder who wishes to submit a proposal at the 2001 Annual Meeting of Stockholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the President of the Company on or before April 28, 2001.

A copy of the Company's Annual Report to Stockholders for its fiscal year 1999 accompanies this proxy statement.

A copy of the Company's Annual Report on Form 10-KSB for fiscal year 1999 filed with the Securities and Exchange Commission is available to stockholders without charge, upon written request to PowerTrader, Inc., 5255 Orbitor Drive, Mississauga, Ontario L4W 4Y8; Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                           By Order of the Board of Directors


                                           /s/ Stamos D. Katotakis
                                           STAMOS D. KATOTAKIS
                                           President and Chief Executive Officer

Mississauga, Ontario
June 12, 2000

                                      PROXY

                                POWERTRADER, INC.

                  PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of POWERTRADER, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 12, 2000, and revoking all prior proxies, hereby appoints Stamos D. Katotakis, George McCord and Richard Bruno, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1999 Annual Meeting of Stockholders of POWERTRADER, INC. to be held on Monday, June 26, 2000, at 4:00 p.m. local time, at the Wyndham Bristol Place Hotel, 950 Dixon Road, Mississauga, Ontario, Canada and at any adjournment or adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS, FOR THE AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x]   Please mark your votes as in this example.

1.     To elect the following nominees for Director (except as marked below):

       Nominees: Stamos D. Katotakis (Class I); George McCord (Class II); Richard Bruno (Class III)

              [  ]  For All Nominees        [  ]  Withhold All

              [  ]  For All Except

       To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


                         -------------------------------

2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 23,000,000 to 248,000,000 shares.

              [  ]  For               [  ]  Against              [  ]  Abstain

3. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the current year.

              [  ]  For               [  ]  Against              [  ]  Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2 AND 3.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 2 AND 3 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT       [  ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [  ]

Please sign exactly as name appears hereon. When shares are held by joint owners, both owners sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.



Signature:_____________________________   Date:______________________



Signature:_____________________________   Date:______________________